Basic and diluted loss per share (Tables)	12 Months Ended
Dec. 31, 2022
Basic and diluted loss per share
Earnings per share calculation

	December 31,	December 31,	December 31,
	2022	2021	2020
Net loss attributable to the common shareholders of:
Greenbrook TMS	$(61,726,474)	$(24,751,487)	$(29,663,540)

Weighted average common shares outstanding:
Basic and diluted	23,235,655	15,423,870	12,799,876

Loss per share:
Basic and diluted	$(2.66)	$(1.60)	$(2.32)